Exhibit 99.2

Assured Guaranty Ltd.

Financial Supplement

Third Quarter 2007

September 30, 2007

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (“Assured” or “the Company”) with the Securities and Exchange Commission, including our 10-Q’s dated March 31, 2006, June 30, 2006, September 30, 2006, March 31, 2007 and June 30, 2007 and our 10-K for the year ended December 31, 2006.

Some amounts in this Financial Supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward looking statements, including its calculations of adjusted book value, present value of financial guaranty gross written premiums (“PVP”), net present value of estimated future installment premiums in force, total estimated net future premium earnings, and statements regarding losses, pricing, ratings, capital adequacy and the growth of the direct business could be affected by many events.  These events include a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments or volatility in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserves, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made.  The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars and shares in millions, except per share amounts)

	Quarter Ended		% Change	Nine Months Ended		% Change
	September 30,		versus	September 30,		versus
	2007	2006	3Q-06	2007	2006	YTD 2006
Gross written premiums (GWP) analysis:
Present value of GWP (PVP) (a)	$165.5	$127.4	30%	$397.5	$337.6	18%
Less: Financial guaranty installment premium PVP	118.0	86.1	37%	268.1	201.1	33%
Upfront financial guaranty GWP	47.5	41.3	15%	129.4	136.5	(5)%
Plus: Financial guaranty installment GWP	40.3	30.3	33%	114.8	94.2	22%
Financial guaranty GWP	87.8	71.6	23%	244.2	230.7	6%
Plus: Mortgage guaranty segment GWP	1.4	1.9	(26)%	2.9	5.7	(49)%
Plus: Other segment GWP	0.1	0.1	0%	3.5	4.0	(13)%
Total GWP	$89.3	$73.6	21%	$250.7	$240.5	4%

Net (loss) income	$(115.0)	$37.9	NM	$(43.2)	$117.3	NM
Less: After-tax realized losses on investments	(0.2)	—	NM	(1.7)	(1.4)	21%
Less: After-tax unrealized (losses) gains on derivatives	(162.9)	(1.1)	NM	(182.5)	3.0	NM
Operating income (b)	$48.2	$39.0	24%	$141.0	$115.7	22%

Book value	$1,604.4	$1,756.9	(9)%
Plus: Net unearned premium reserve, after tax (1)	614.2	527.9	16%
Plus: Net present value of estimated future installment premiums in-force, after tax (d)	525.8	416.6	26%
Less: Deferred acquisition costs (DAC), after tax	200.3	182.9	10%
Adjusted book value (c)	$2,544.1	$2,518.4	1%

ROE, excluding AOCI	(28.2)%	8.9%		(3.6)%	9.4%
Operating ROE, excluding AOCI and after-tax unrealized (losses) gains on derivatives (b)	11.4%	9.4%		11.4%	9.4%

Per diluted share:
Net (loss) income	$(1.70)	$0.51	NM	$(0.64)	$1.57	NM
Less: After-tax realized losses on investments	—	—	NM	(0.03)	(0.02)	50%
Less: After-tax unrealized (losses) gains on derivatives	(2.40)	(0.02)	NM	(2.69)	0.04	NM
Operating income (b)	$0.70	$0.53	32%	$2.04	$1.55	32%

Book value	$23.69	$24.02	(1)%
Plus: Net unearned premium reserve, after tax (1)	9.07	7.22	26%
Plus: Net present value of estimated future installment premiums in-force, after tax (d)	7.76	5.69	36%
Less: DAC, after tax	2.96	2.50	18%
Adjusted book value (c)	$37.57	$34.43	9%

Additional information:
Shares outstanding at the end of period (2)	67.7	73.1	(7)%
Weighted average basic shares outstanding - GAAP (3)	67.8	73.2	(7)%	67.7	73.5	(8)%
Weighted average diluted shares outstanding - GAAP (3)	67.8	74.2	(9)%	67.7	74.5	(9)%
Weighted average diluted shares outstanding - non-GAAP (3)	68.9	74.2	(7)%	69.0	74.5	(7)%

Consolidated net debt service outstanding	$226,258	$167,382	35%
Consolidated net par outstanding	153,695	121,579	26%
Consolidated claims-paying resources	3,705	3,337	11%
Gross par written	15,320	13,493	14%	38,992	36,906	6%

(1) Unearned premium reserve (UPR) less pre-paid reinsurance premiums, after tax.

(2) 9/30/07 shares outstanding excludes 1.2 million of nonvested restricted stock and 9/30/06 shares outstanding excludes 1.1 million of nonvested restricted stock, which is considered not issued under FAS 123R.

(3) The calculations for weighted average diluted shares outstanding and weighted average basic shares outstanding for GAAP are the same due to the antidilutive effect of options and restricted stock as a result of the net loss for the quarter and nine months ended September 30, 2007. However, operating income, a non-GAAP financial measure, for both periods is positive, therefore the calculation of weighted diluted shares outstanding for operating income includes the dilutive effect of options and restricted stock.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated GAAP Income Statements

(dollars and shares in millions, except per share amounts)

	Quarter Ended		% Change	Nine Months Ended		% Change
	September 30,		versus	September 30,		versus
	2007	2006	3Q-06	2007	2006	YTD 2006

Revenues
Gross written premiums	$89.3	$73.6	21%	$250.7	$240.5	4%

Net written premiums	80.3	73.1	10%	233.6	234.2	(0)%

Net earned premiums	56.2	51.9	8%	164.3	148.2	11%
Net investment income	31.8	28.5	12%	94.2	82.0	15%
Other income	0.4	—	NM	0.4	—	NM
Total revenues	88.4	80.4	10%	258.9	230.2	12%

Expenses
Loss and loss adjustment expenses	3.7	0.9	311%	(10.1)	(6.0)	68%
Profit commission expense	1.1	1.6	(31)%	3.6	4.7	(23)%
Acquisition costs	10.3	11.3	(9)%	32.0	33.4	(4)%
Other operating expenses	19.9	16.5	21%	59.4	49.3	20%
Interest and related expenses	6.5	4.0	63%	19.6	12.0	63%
Total expenses	41.5	34.4	21%	104.5	93.4	12%

Income before provision for income taxes	46.9	46.0	2%	154.4	136.8	13%

Total (benefit) provision for income taxes	(1.3)	7.0	NM	13.4	21.1	(36)%

Operating income (b)	48.2	39.0	24%	141.0	115.7	22%

After-tax realized losses on investments	(0.2)	—	NM	(1.7)	(1.4)	21%
After-tax unrealized (losses) gains on derivatives	(162.9)	(1.1)	NM	(182.5)	3.0	NM

Net (loss) income	$(115.0)	$37.9	NM	$(43.2)	$117.3	NM

Per diluted share
Operating income (b)	$0.70	$0.53	32%	$2.04	$1.55	32%
After-tax realized losses on investments	—	—	NM	(0.03)	(0.02)	50%
After-tax unrealized (losses) gains on derivatives	(2.40)	(0.02)	NM	(2.69)	0.04	NM
Net (loss) income	$(1.70)	$0.51	NM	$(0.64)	$1.57	NM

Effect of refundings
Earned premiums from refundings	$4.6	$4.1	12%	$15.9	$9.4	69%
Operating income effect	$2.2	$2.1	5%	$7.8	$4.4	77%
Operating income per diluted share effect	$0.03	$0.03	0%	$0.11	$0.06	83%

Weighted average shares outstanding
Basic shares outstanding	67.8	73.2	(7)%	67.7	73.5	(8)%
Plus: effect of options	—	0.6	NM	—	0.6	NM
Plus: effect of restricted stock	—	0.4	NM	—	0.4	NM
Diluted shares outstanding - GAAP *	67.8	74.2	(9)%	67.7	74.5	(9)%
Plus: effect of options	0.6	—	NM	0.7	—	NM
Plus: effect of restricted stock	0.6	—	NM	0.6	—	NM
Diluted shares outstanding - non-GAAP *	68.9	74.2	(7)%	69.0	74.5	(7)%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

NM = Not meaningful

*       The calculations for weighted average diluted shares outstanding and weighted average basic shares outstanding for GAAP are the same due to the antidilutive effect of options and restricted stock as a result of the net loss for the quarter and nine months ended September 30, 2007. However, operating income, a non-GAAP financial measure, for both periods is positive, therefore the calculation of weighted diluted shares outstanding for operating income includes the dilutive effect of options and restricted stock.

Assured Guaranty Ltd.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of :
	September 30,	December 31,
	2007	2006

Assets
Fixed maturity securities, at fair value	$2,461.8	$2,331.1
Short-term investments, at cost which approximates fair value	152.2	134.1
Total investments	2,614.0	2,465.1

Cash and cash equivalents	25.2	4.8
Accrued investment income	25.7	24.2
Deferred acquisition costs	227.5	217.0
Prepaid reinsurance premiums	17.4	7.5
Reinsurance recoverable on ceded losses	9.0	10.9
Premiums receivable	41.1	41.6
Goodwill	85.4	85.4
Unrealized gains on derivative financial instruments	21.3	52.6
Deferred tax asset	39.7	—
Receivables for securities sold	5.4	0.6
Other assets	25.9	25.6
Total assets	$3,137.6	$2,935.3

Liabilities and shareholders' equity
Liabilities
Unearned premium reserves	$724.0	$644.5
Reserves for losses and loss adjustment expenses	113.9	120.6
Profit commissions payable	19.2	36.0
Reinsurance balances payable	8.2	7.2
Current income taxes payable	4.4	7.2
Deferred income taxes	—	39.9
Funds held by Company under reinsurance contracts	25.0	21.4
Unrealized losses on derivative financial instruments	223.3	6.7
Senior notes	197.4	197.4
Series A Enhanced Junior Subordinated Debentures	149.7	149.7
Liability for tax basis step-up adjustment	10.1	15.0
Payables for securities purchased	14.7	—
Other liabilities	43.4	39.0
Total liabilities	1,533.3	1,284.6

Shareholders’ equity
Common stock	0.7	0.7
Additional paid-in capital	721.0	711.3
Retained earnings	848.1	896.9
Accumulated other comprehensive income	34.6	41.9
Total shareholders’ equity	1,604.4	1,650.8

Total liabilities and shareholders’ equity	$3,137.6	$2,935.3

Assured Guaranty Ltd.

Segment Consolidation (1 of 2)

(dollars in millions)

	Quarter Ended September 30, 2007
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP): (a)
U.S. public finance	$10.3	$10.0	$—	$20.3		$20.3
U.S. structured finance	77.0	3.0	—	80.0		80.0
International	45.4	19.8	—	65.2		65.2
Total PVP	$132.7	$32.8	$—	$165.5		$165.5

Income statement:
Gross written premiums	$64.0	$23.8	$1.4	$89.2	$0.1	$89.3
Net written premiums	55.0	23.8	1.4	80.3	—	80.3

Net earned premiums	31.7	21.6	2.9	56.2	—	56.2

Loss and loss adjustment expenses	6.4	(3.4)	0.8	3.7	—	3.7
Profit commission expense	—	0.8	0.4	1.1	—	1.1
Acquisition costs	2.4	7.7	0.2	10.3	—	10.3
Operating expenses	15.1	4.5	0.3	19.9	—	19.9
Total underwriting expenses	$23.9	$9.6	$1.6	$35.0	$—	$35.0

Underwriting gain	$7.8	$12.1	$1.3	$21.2	$—	$21.2

Loss and loss adjustment expense ratio	20.2%	(15.9)%	26.5%	6.7%		6.7%
Expense ratio	55.2%	60.1%	27.5%	55.7%		55.7%
Combined ratio	75.4%	44.2%	54.0%	62.4%		62.4%

	Quarter Ended September 30, 2006
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
U.S. public finance	$8.2	$11.4	$—	$19.6		$19.6
U.S. structured finance	45.7	3.8	—	49.5		49.5
International	36.9	21.4	—	58.3		58.3
Total PVP	$90.9	$36.5	$—	$127.4		$127.4

Income statement:
Gross written premiums	$41.9	$29.7	$1.9	$73.5	$0.1	$73.6
Net written premiums	41.5	29.7	1.9	73.1	—	73.1

Net earned premiums	21.8	25.4	4.9	51.9	—	51.9

Loss and loss adjustment expenses	(0.3)	1.8	0.4	1.9	(1.0)	0.9
Profit commission expense	—	0.7	0.9	1.6	—	1.6
Acquisition costs	2.1	8.9	0.3	11.3	—	11.3
Operating expenses	12.2	3.9	0.4	16.5	—	16.5
Total underwriting expenses	$14.0	$15.3	$2.0	$31.3	$(1.0)	$30.3

Underwriting gain	$7.7	$10.1	$2.9	$20.6	$1.0	$21.6

Loss and loss adjustment expense ratio	(1.3)%	7.1%	8.2%	3.7%		1.8%
Expense ratio	65.7%	53.3%	31.9%	56.6%		56.6%
Combined ratio	64.4%	60.4%	40.1%	60.3%		58.4%

(1) Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Segment Consolidation (2 of 2)

(dollars in millions)

	Nine Months Ended September 30, 2007
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP): (a)
U.S. public finance	$34.5	$28.8	$—	$63.4		$63.4
U.S. structured finance	171.8	9.5	—	181.2		181.2
International	114.1	38.9	—	153.0		153.0
Total PVP	$320.4	$77.1	$—	$397.5		$397.5

Income statement:
Gross written premiums	$176.2	$68.0	$2.9	$247.2	$3.5	$250.7
Net written premiums	162.9	67.8	2.9	233.6	—	233.6

Net earned premiums	88.8	67.2	8.3	164.3	—	164.3

Loss and loss adjustment expenses	9.3	(19.2)	1.0	(8.9)	(1.3)	(10.1)
Profit commission expense	—	2.2	1.5	3.6	—	3.6
Acquisition costs	7.7	24.0	0.4	32.0	—	32.0
Operating expenses	45.5	12.8	1.0	59.4	—	59.4
Total underwriting expenses	$62.5	$19.8	$3.8	$86.1	$(1.3)	$84.9

Underwriting gain	$26.3	$47.4	$4.4	$78.2	$1.3	$79.4

Loss and loss adjustment expense ratio	10.5%	(28.6)%	11.7%	(5.4)%		(6.2)%
Expense ratio	59.9%	58.1%	34.5%	57.8%		57.8%
Combined ratio	70.4%	29.5%	46.2%	52.4%		51.6%

	Nine Months Ended September 30, 2006
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
U.S. public finance	$22.7	$49.6	$—	$72.3		$72.3
U.S. structured finance	114.3	9.1	—	123.4		123.4
International	94.4	47.6	—	141.9		141.9
Total PVP	$231.4	$106.2	$—	$337.6		$337.6

Income statement:
Gross written premiums	$140.5	$90.2	$5.7	$236.5	$4.0	$240.5
Net written premiums	139.0	89.5	5.7	234.2	—	234.2

Net earned premiums	63.7	71.8	12.7	148.2	—	148.2

Loss and loss adjustment expenses	(4.6)	10.3	0.6	6.3	(12.3)	(6.0)
Profit commission expense	—	2.2	2.5	4.7	—	4.7
Acquisition costs	6.4	26.1	0.9	33.4	—	33.4
Operating expenses	37.6	10.7	1.0	49.3	—	49.3
Total underwriting expenses	$39.4	$49.2	$5.0	$93.7	$(12.3)	$81.4

Underwriting gain	$24.3	$22.6	$7.7	$54.5	$12.3	$66.8

Loss and loss adjustment expense ratio	(7.2)%	14.3%	4.7%	4.3%		(4.0)%
Expense ratio	69.1%	54.2%	34.8%	58.9%		58.9%
Combined ratio	61.9%	68.5%	39.5%	63.2%		54.9%

(1) Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (1 of 2)

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	3Q-07	Nine Months 2006	Nine Months 2007
Present value of gross written premiums (PVP) (a)	$41.6	$98.8	$90.9	$70.8	$83.7	$104.0	$132.7	$231.4	$320.4
Less: Present value of installment premiums (a)	33.2	53.1	69.4	48.6	63.0	68.7	99.7	155.7	231.5
Upfront gross written premiums (GWP)	8.5	45.7	21.5	22.2	20.7	35.3	33.0	75.7	88.9
Plus: Installment GWP	21.8	22.7	20.4	26.5	28.8	27.4	31.0	64.8	87.3
Financial guaranty direct GWP	$30.2	$68.4	$41.9	$48.7	$49.5	$62.7	$64.0	$140.5	$176.2

Income statement:
Gross written premiums	$30.2	$68.4	$41.9	$48.7	$49.5	$62.7	$64.0	$140.5	$176.2
Net written premiums	29.7	67.8	41.5	48.0	48.9	59.0	55.0	139.0	162.9

Net earned premiums:
Scheduled net earned premiums
U.S. public finance	0.9	1.0	1.0	1.0	1.3	1.5	1.7	2.9	4.5
U.S. structured finance	18.6	18.8	18.1	19.8	21.3	21.6	23.5	55.6	66.4
International	1.2	1.4	2.7	5.3	4.6	5.2	5.3	5.3	15.2
Total scheduled net earned premiums	20.7	21.2	21.8	26.0	27.2	28.3	30.6	63.7	86.0
Net earned premiums from refundings	—	—	—	—	1.7	—	1.1	—	2.8
Total net earned premiums	20.7	21.2	21.8	26.0	28.9	28.3	31.7	63.7	88.8

Loss and loss adjustment expenses:
Case	(2.0)	(0.4)	(0.3)	0.9	0.2	1.7	0.3	(2.7)	2.2
Portfolio	0.2	(2.1)	—	1.7	1.0	—	6.1	(1.9)	7.1
Total loss and loss adjustment expenses	(1.8)	(2.5)	(0.3)	2.6	1.2	1.7	6.4	(4.6)	9.3
Profit commission expense	—	—	—	—	—	—	—	—
Acquisition costs	1.8	2.3	2.1	2.2	3.0	2.3	2.4	6.4	7.7
Operating expenses	13.4	12.0	12.2	14.7	15.9	14.5	15.1	37.6	45.5
Total expenses	$13.5	$11.8	$14.0	$19.5	$20.1	$18.5	$23.9	$39.4	$62.5

Underwriting gain	$7.2	$9.4	$7.7	$6.5	$8.8	$9.8	$7.8	$24.3	$26.3

Loss and loss adjustment expense ratio	(8.7)%	(11.7)%	(1.3)%	10.0%	4.2%	6.0%	20.2%	(7.2)%	10.5%
Expense ratio	73.8%	67.4%	65.7%	65.1%	65.4%	59.4%	55.2%	69.1%	59.9%
Combined ratio	65.1%	55.7%	64.4%	75.1%	69.6%	65.4%	75.4%	61.9%	70.4%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.
Financial Guaranty Direct Segment (2 of 2)
(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	3Q-07	Nine Months 2006	Nine Months 2007
PVP (a):
U.S. public finance	$8.5	$6.0	$8.2	$13.0	$8.8	$15.4	$10.3	$22.7	$34.5
U.S. structured finance	27.6	41.0	45.7	32.5	44.9	49.9	77.0	114.3	171.8
International	5.6	51.8	36.9	25.3	29.9	38.8	45.4	94.4	114.1
Total	$41.6	$98.8	$90.9	$70.8	$83.7	$104.0	$132.7	$231.4	$320.4

Gross par written:
U.S. public finance	$283	$326	$423	$628	$609	$705	$695	$1,032	$2,010
U.S. structured finance	4,446	10,943	4,968	6,486	5,776	7,723	9,264	20,357	22,763
International	648	2,210	5,375	5,007	2,190	2,393	2,995	8,233	7,578
Total	$5,377	$13,479	$10,766	$12,121	$8,575	$10,822	$12,954	$29,622	$32,351

Net par outstanding:
U.S. public finance	$3,250	$2,471	$2,878	$3,499	$3,989	$4,686	$5,313	$2,878	$5,313
U.S. structured finance	31,559	38,847	39,191	44,467	48,430	50,562	57,497	39,191	57,497
International	7,215	9,806	14,865	19,868	21,319	22,979	25,896	14,865	25,896
Total	$42,024	$51,124	$56,935	$67,834	$73,738	$78,227	$88,705	$56,935	$88,705

Net present value of installment premiums in force: (d)	$265.7	$300.5	$358.4	$408.2	$425.3	$459.1	$533.8	$358.4	$533.8
Unearned premium reserve net of ceded reinsurance	48.6	95.2	114.9	136.8	156.8	187.9	210.9	114.9	210.9

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1) (1 of 2)

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	3Q-07	Nine Months 2006	Nine Months 2007
Present value of gross written premiums (PVP) (a)	$20.1	$49.6	$36.5	$45.2	$23.1	$21.3	$32.8	$106.2	$77.1
Less: Present value of installment premiums (a)	11.0	17.7	16.8	20.8	14.2	4.2	18.3	45.5	36.7
Upfront gross written premiums (GWP)	9.1	31.9	19.8	24.4	8.9	17.1	14.5	60.8	40.5
Plus: Installment GWP	9.7	9.8	9.9	9.3	9.8	8.4	9.3	29.4	27.5
Financial guaranty reinsurance GWP	$18.8	$41.7	$29.7	$33.7	$18.7	$25.5	$23.8	$90.2	$68.0

Income statement:
Gross written premiums:
Treaty	$12.0	$29.1	$22.4	$19.0	$14.2	$16.9	$15.8	$63.4	$46.9
Facultative	6.8	12.6	7.3	14.7	4.5	8.6	8.0	26.7	21.1
Total gross written premiums	$18.8	$41.7	$29.7	$33.7	$18.7	$25.5	$23.8	$90.2	$68.0
Net written premiums	18.5	41.3	29.7	33.7	18.5	25.5	23.8	89.5	67.8

Net earned premiums:
Scheduled net earned premiums	19.7	21.4	21.3	20.8	18.7	17.3	18.1	62.4	54.1
Net earned premiums from refundings	3.6	1.7	4.1	1.8	3.2	6.4	3.5	9.4	13.1
Total net earned premiums	23.3	23.1	25.4	22.6	21.9	23.7	21.6	71.8	67.2

Loss and loss adjustment expenses:
Case	2.3	1.8	(1.2)	2.4	(7.3)	(2.4)	2.8	2.9	(6.9)
Portfolio	0.5	3.9	3.0	0.4	2.5	(8.6)	(6.2)	7.4	(12.3)
Total loss and loss adjustment expenses	2.8	5.7	1.8	2.8	(4.8)	(11.0)	(3.4)	10.3	(19.2)
Profit commission expense	0.4	1.0	0.7	0.6	0.9	0.5	0.8	2.2	2.2
Acquisition costs	8.7	8.5	8.9	7.9	7.7	8.6	7.7	26.1	24.0
Operating expenses	3.4	3.4	3.9	3.8	4.4	3.9	4.5	10.7	12.8
Total expenses	$15.3	$18.5	$15.3	$15.2	$8.3	$2.0	$9.6	49.2	$19.8

Underwriting gain	$8.0	$4.6	$10.1	$7.4	$13.6	$21.7	$12.1	$22.6	$47.4

Loss and loss adjustment expense ratio	12.0%	24.6%	7.1%	12.6%	(21.9)%	(46.4)%	(15.9)%	14.3%	(28.6)%
Expense ratio	53.6%	55.4%	53.3%	54.7%	59.6%	54.9%	60.1%	54.2%	58.1%
Combined ratio	65.6%	80.0%	60.4%	67.3%	37.7%	8.5%	44.2%	68.5%	29.5%

(1) Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1) (2 of 2)

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	3Q-07	Nine Months 2006	Nine Months 2007
PVP (a):
U.S. public finance	$8.5	$29.7	$11.4	$30.4	$4.7	$14.1	$10.0	$49.6	$28.8
U.S. structured finance	3.4	2.0	3.8	4.5	3.9	2.5	3.0	9.1	9.5
International	8.3	17.9	21.4	10.4	14.4	4.7	19.8	47.6	38.9
Total	$20.1	$49.6	$36.5	$45.2	$23.1	$21.3	$32.8	$106.2	$77.1

Gross par written:
U.S. public finance	$1,631	$718	$1,475	$1,367	$754	$1,845	$1,344	$3,825	$3,943
U.S. structured finance	444	311	453	127	496	491	472	1,208	1,460
International	677	775	800	371	537	152	550	2,251	1,238
Total	$2,752	$1,804	$2,727	$1,865	$1,787	$2,488	$2,366	$7,284	$6,641

Net par outstanding:
U.S. public finance	$48,309	$48,316	$48,335	$48,836	$48,929	$48,801	$48,832	$48,335	$48,832
U.S. structured finance	9,387	8,314	8,046	7,116	6,945	6,809	6,155	8,046	6,155
International	7,196	7,857	8,263	8,510	9,240	9,318	10,002	8,263	10,002
Total	$64,893	$64,487	$64,644	$64,462	$65,115	$64,928	$64,989	$64,644	$64,989

Net present value of installment premiums in force (d)	$153.8	$158.9	$164.5	$164.9	$160.2	$155.1	$151.4	$164.5	$151.4
Unearned premium reserve net of ceded reinsurance	431.2	449.4	453.8	464.8	460.9	462.9	465.0	453.8	465.0

(1) Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Mortgage Guaranty Segment

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	3Q-07	Nine Months 2006	Nine Months 2007
Income statement:
Gross written premiums	$2.6	$1.2	$1.9	$2.7	$1.0	$0.5	$1.4	$5.7	$2.9
Net written premiums	2.6	1.2	1.9	2.7	1.0	0.5	1.4	5.7	2.9
Net earned premiums	4.2	3.7	4.9	9.9	3.1	2.3	2.9	12.7	8.3

Loss and loss adjustment expenses:
Case	—	0.1	0.1	(0.1)	—	—	—	0.2	—
Portfolio and IBNR	(0.2)	0.3	0.3	(4.9)	0.1	0.1	0.8	0.4	1.0
Total loss and loss adjustment expenses	(0.2)	0.4	0.4	(5.0)	0.1	0.1	0.8	0.6	1.0
Profit commission expense	0.9	0.7	0.9	4.3	0.7	0.4	0.4	2.5	1.5
Acquisition costs	0.3	0.3	0.3	1.3	0.2	—	0.2	0.9	0.4
Operating expenses	0.3	0.3	0.4	0.3	0.3	0.5	0.3	1.0	1.0
Total expenses	$1.3	$1.7	$2.0	$0.9	$1.3	$1.0	$1.6	$5.0	$3.8

Underwriting gain	$2.8	$2.0	$2.9	$8.9	$1.8	$1.3	$1.3	$7.7	$4.4

Loss and loss adjustment expense ratio	(3.7)%	9.4%	8.2%	(50.7)%	3.3%	4.3%	26.5%	4.7%	11.7%
Expense ratio	36.1%	36.4%	31.9%	60.2%	37.8%	39.1%	27.5%	34.8%	34.5%
Combined ratio	32.4%	45.8%	40.1%	9.5%	41.1%	43.4%	54.0%	39.5%	46.2%

Risk in force	$1,970	$1,960	$2,003	$1,822	$1,374	$1,398	$1,374	$2,003	$1,374
Risk written	—	—	—	—	—	—	—	—	—
Unearned premium reserve net of ceded reinsurance	48.1	45.6	42.6	35.4	33.5	31.6	30.1	42.6	30.1

Assured Guaranty Ltd.

Other Segment

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	3Q-07	Nine Months 2006	Nine Months 2007
Income statement:
Gross written premiums	$3.8	$0.1	$0.1	$0.1	$3.3	$0.1	$0.1	$4.0	$3.5
Net written premiums	—	—	—	—	—	—	—	—	—

Net earned premiums	—	—	—	—	—	—	—	—	—

Loss and loss adjustment expenses	(1.2)	(10.1)	(1.0)	(1.2)	(1.3)	—	—	(12.3)	(1.3)
Profit commission expense	—	—	—	—	—	—	—	—	—
Acquisition costs	—	—	—	—	—	—	—	—	—
Operating expenses	—	—	—	—	—	—	—	—	—
Total expenses	$(1.2)	$(10.1)	$(1.0)	$(1.2)	$(1.3)	$—	$—	$(12.3)	$(1.3)

Underwriting gain	$1.2	$10.1	$1.0	$1.2	$1.3	$—	$—	$12.3	$1.3

Assured Guaranty Ltd.

Loss and LAE Reserves by Segment/Type and Analysis of Net Claims Paid

(dollars in millions)

	As of September 30, 2007
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Reserves by segment and type:
Case	$3.2	$36.9	$0.1	$40.2	$2.5	$42.7
IBNR	—	—	—	—	6.5	6.5
Portfolio reserves associated with fundamentally sound credits	13.9	31.6	3.2	48.7	—	48.7
Portfolio reserves associated with CMC credits	1.6	14.4	—	16.0	—	16.0
Total	$18.7	$82.9	$3.3	$104.9	$9.0	$113.9

	As of December 31, 2006
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Reserves by segment and type:
Case	$1.0	$36.1	$0.1	$37.2	$6.8	$44.0
IBNR	—	—	—	—	7.4	7.4
Portfolio reserves associated with fundamentally sound credits	6.1	29.1	2.2	37.4	—	37.4
Portfolio reserves associated with CMC credits	2.2	29.6	—	31.8	—	31.8
Total	$9.3	$94.8	$2.3	$106.4	$14.2	$120.6

Analysis of Net Claims Paid

			Full Year	Full Year
	3Q-07	3Q-06	2006	2005
Net claims paid by segment:
Financial Guaranty Direct	$—	$(1.2)	$1.7	$4.7
Financial Guaranty Reinsurance	(5.2)	(0.8)	11.7	(66.6)
Mortgage Guaranty	—	0.1	0.3	0.5
Total Financial Guaranty	$(5.2)	$(1.9)	$13.7	$(61.4)

Net earned premiums by segment:
Financial Guaranty Direct	$31.7	$21.8	$89.7	$74.5
Financial Guaranty Reinsurance	21.6	25.4	94.4	105.6
Mortgage Guaranty	2.9	4.9	22.7	18.6
Total Financial Guaranty	$56.2	$51.9	$206.7	$198.7

Ratio of net claims paid by segment:
Financial Guaranty Direct	0.0%	(5.5)%	1.9%	6.3%
Financial Guaranty Reinsurance	(24.1)%	(3.2)%	12.4%	(63.1)%
Mortgage Guaranty	0.0%	2.0%	1.3%	2.7%
Total Financial Guaranty	(9.3)%	(3.7)%	6.6%	(30.9)%

Assured Guaranty Ltd.

Investment Portfolio

as of September 30, 2007

(dollars in millions)

		Pre-Tax	After-Tax		Annualized
	Amortized	Book	Book		Investment
	Cost	Yield	Yield	Fair Value	Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$106.9	5.0%	4.1%	$109.9	$5.3
Agency obligations	137.6	5.6%	5.1%	141.6	7.7
Foreign government securities	65.8	5.2%	3.6%	65.9	3.4
Obligations of states and political subdivisions	419.5	4.7%	4.4%	429.4	19.5
Insured obligations of state and political subdivisions	549.2	4.8%	4.6%	570.9	26.6
Corporate securities	145.9	5.8%	4.9%	147.2	8.4
Mortgage-backed securities:
Pass-thrus	833.8	5.5%	4.8%	827.7	45.7
PACs	72.7	4.9%	4.6%	71.8	3.6
Asset-backed securities	97.3	5.2%	4.5%	97.4	5.0
Total fixed maturity securities available for sale	2,428.7	5.2%	4.6%	2,461.8	125.3
Short-term investments	152.2	5.2%	4.4%	152.2	7.9
Total investments	$2,580.9	5.2%	4.6%	$2,614.0	$133.2

Ratings (1):	Fair Value	%
Treasury and U.S. government obligations	$109.9	4.5%
Agency obligations	141.6	5.8%
AAA/Aaa	1,773.7	72.0%
AA/Aa	350.8	14.2%
A/A	85.8	3.5%
Total	$2,461.8	100.0%

Duration of investment portfolio (in years):		4.4

(1) Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Assured Guaranty Ltd.

Estimated Net Exposure Amortization (1)

(dollars in millions)

		Estimated
	Estimated Net	Ending Net
	Debt Service	Debt Service
	Amortization	Outstanding

Financial Guaranty Direct:

2007 (as of September 30)		$117,145
2007 (October - December)	$2,062	115,083
2008	10,399	104,684
2009	8,555	96,129
2010	9,367	86,763
2011	9,326	77,437

2007-2011	39,708	77,437
2012-2016	48,433	29,004
2017-2021	10,561	18,443
2022-2026	4,357	14,086
After 2026	14,086	—
Total	$117,145

Financial Guaranty Reinsurance:

2007 (as of September 30)		$109,113
2007 (October - December)	$1,485	107,628
2008	5,733	101,895
2009	5,989	95,906
2010	5,455	90,451
2011	5,318	85,133

2007-2011	23,980	85,133
2012-2016	24,616	60,517
2017-2021	20,250	40,267
2022-2026	16,510	23,756
After 2026	23,756	—
Total	$109,113

Total Financial Guaranty:

2007 (as of September 30)		$226,258
2007 (October - December)	$3,548	222,711
2008	16,132	206,579
2009	14,544	192,035
2010	14,821	177,214
2011	14,644	162,570

2007-2011	63,688	162,570
2012-2016	73,049	89,521
2017-2021	30,811	58,710
2022-2026	20,867	37,843
After 2026	37,843	—
Total	$226,258

(1) Represents amortization of existing guaranteed portfolio (principal and interest), assuming no advance refundings, as of September 30, 2007. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay guaranteed obligations.

Assured Guaranty Ltd.

Estimated Net Unearned Premium Amortization and Estimated Future Installment Premiums

(dollars in millions)

		Estimated		Total Estimated
		Net Unearned	Estimated	Net Future
	Net Unearned	Premium	Net Future	Premium
	Premiums (1)	Amortization	Installments	Earnings

Financial Guaranty Direct:

2007 (as of September 30)	$210.9
2007 (4th Qtr)	195.2	$15.6	$17.4	$33.0
2008	184.9	10.3	106.2	116.5
2009	176.4	8.5	98.4	106.9
2010	168.2	8.1	87.1	95.2
2011	160.5	7.8	80.1	87.8

2007-2011	160.5	50.4	389.1	439.5
2012-2016	126.0	34.4	208.1	242.5
2017-2021	98.0	28.1	47.2	75.3
2022-2026	74.7	23.3	23.3	46.6
After 2026	—	74.7	30.5	105.1
Total		$210.9	$698.2	$909.1

Financial Guaranty Reinsurance:

2007 (as of September 30)	$465.0
2007 (4th Qtr)	452.5	$12.4	$3.4	$15.8
2008	413.6	38.9	27.5	66.5
2009	380.0	33.5	25.5	59.0
2010	348.8	31.2	24.3	55.5
2011	319.5	29.3	22.0	51.3

2007-2011	319.5	145.4	102.7	248.2
2012-2016	199.4	120.1	89.7	209.8
2017-2021	118.8	80.6	61.7	142.2
2022-2026	65.2	53.7	46.5	100.1
After 2026	—	65.2	73.0	138.3
Total		$465.0	$373.6	$838.6

Total Financial Guaranty:

2007 (as of September 30)	$675.8
2007 (4th Qtr)	647.7	$28.1	$20.8	$48.9
2008	598.5	49.3	133.7	183.0
2009	556.4	42.1	123.9	166.0
2010	517.0	39.4	111.4	150.7
2011	480.0	37.0	102.1	139.1

2007-2011	480.0	195.8	491.8	687.6
2012-2016	325.4	154.6	297.8	452.3
2017-2021	216.8	108.6	108.9	217.6
2022-2026	139.8	77.0	69.8	146.8
After 2026	—	139.8	103.5	243.3
Total		$675.8	$1,071.8	$1,747.6

(1) Unearned premium amounts are U.S. GAAP based and net of prepaid reinsurance premiums.

Assured Guaranty Ltd.

Financial Guaranty Profile (1 of 16)

As of September 30, 2007

(dollars in millions)

Net Par Outstanding and Average Rating by Asset Type

	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
	Net Par Outstanding	Avg. Rating (8)	Net Par Outstanding	Avg. Rating (8)	Net Par Outstanding	Avg. Rating (8)
Sector:
U.S. public finance
General obligation	$1,234	A+	$12,043	A+	$13,277	A+
Tax backed	1,627	BBB+	10,254	A+	11,881	A+
Municipal utilities	183	A-	9,111	A+	9,294	A+
Healthcare	1,698	A-	5,546	A	7,244	A
Transportation	42	AAA	6,936	A	6,978	A
Investor-owned utilities	39	AAA	1,646	BBB+	1,684	A-
Higher education	480	BBB	968	AA-	1,447	A
Housing	—	—	988	AA-	988	AA-
Structured municipal (1)	—	—	597	AAA	597	AAA
Other public finance (2)	11	BBB	744	A	755	A
Total U.S. public finance	$5,313	A-	$48,832	A+	$54,145	A+

U.S. structured finance
Pooled corporate obligations (3)	$31,440	AAA	$1,035	AA+	$32,475	AAA
Prime mortgage-backed and home equity (4)	7,784	AA-	1,422	A-	9,206	A+
Commercial receivables (5)	6,004	AAA	2,145	A-	8,149	AA
Subprime mortgage-backed and home equity (4)	6,880	AAA	280	A+	7,161	AAA
Consumer receivables (6)	3,563	AAA	589	BBB	4,152	AA+
Other structured finance (7)	1,825	AA+	683	A+	2,509	AA
Total U.S. structured finance	$57,497	AA+	$6,155	A	$63,652	AA+

International
Pooled corporate obligations (3)	$6,947	AAA	$825	AAA	$7,772	AAA
Regulated utilities	3,858	A+	3,475	BBB+	7,333	A-
Mortgage-backed and home equity (4)	4,962	AAA	201	AA-	5,162	AAA
Infrastructure	1,095	AA+	3,423	BBB+	4,517	A-
Pooled infrastructure	4,294	AAA	—	—	4,294	AAA
Other international structured finance	2,562	AA	1,153	A	3,715	AA-
Public finance	863	AA	552	A	1,415	AA-
Future flow	638	BBB	225	BBB+	862	BBB
Insurance securitizations	678	BBB+	150	A	828	BBB+
Total international	$25,896	AA	$10,002	A-	$35,898	AA-

Total net par outstanding	$88,705	AA+	$64,989	A	$153,695	AA-

Mortgage guaranty risk in force					1,374	N/A

(1) Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2) Other public finance: primarily includes student loans and government-sponsored project finance.

(3) Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4) Mortgage-backed and home equity: includes individual and repackaged mortgage-backed securities.

(5) Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(6) Consumer receivables: principally includes auto loan receivables and credit card receivables.

(7) Other structured finance: includes secured structured lending, manufactured housing, collateralized debt obligations of asset-backed securities and emerging markets.

(8) Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (2 of 16)

(dollars in millions)

Gross Par Written by Asset Type

	Financial Guaranty Direct	Financial Guaranty Reinsurance	Consolidated	Financial Guaranty Direct	Financial Guaranty Reinsurance	Consolidated
	3Q-07	3Q-07	3Q-07	3Q-06	3Q-06	3Q-06
Sector:
U.S. public finance
General obligation	$249	$395	$644	$116	$572	$687
Healthcare	178	206	384	159	267	426
Tax backed	134	228	362	149	318	466
Transportation	—	337	337	—	—	—
Municipal utilities	53	143	197	—	231	231
Higher education	81	14	94	—	11	11
Investor-owned utilities	—	19	19	—	38	38
Housing	—	1	1	—	25	25
Structured municipal (1)	—	—	—	—	—	—
Other public finance (2)	—	—	—	—	13	13
Total U.S. public finance	$695	$1,344	$2,039	$423	$1,475	$1,898

U.S. structured finance
Pooled corporate obligations (3)	$4,568	$105	$4,672	$2,870	$65	$2,935
Prime mortgage-backed and home equity (4)	3,388	46	3,433	—	153	153
Consumer receivables (5)	700	29	729	503	28	531
Subprime mortgage-backed and home equity (4)	609	77	685	—	10	10
Commercial receivables (6)	—	210	210	1,045	184	1,229
Other structured finance (7)	—	7	7	550	13	563
Total U.S. structured finance	$9,264	$472	$9,737	$4,968	$453	$5,421

International
Pooled corporate obligations (3)	$1,896	$54	$1,950	$1,137	$127	$1,264
Mortgage-backed and home equity (4)	696	2	698	1,454	2	1,456
Regulated utilities	402	271	673	374	83	457
Infrastructure	—	108	108	1,402	550	1,952
Public finance	—	85	85	—	—	—
Other international structured finance	—	29	29	1,007	37	1,045
Future flow	—	—	—	—	—	—
Insurance securitizations	—	—	—	—	—	—
Pooled infrastructure	—	—	—	—	—	—
Total international	$2,995	$550	$3,545	$5,375	$800	$6,174

Total gross par written	$12,954	$2,366	$15,320	$10,766	$2,727	$13,493

(1) Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2) Other public finance: primarily includes student loans and government-sponsored project finance.

(3) Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4) Mortgage-backed and home equity: includes individual and repackaged mortgage-backed securities.

(5) Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6) Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(7) Other structured finance: includes secured structured lending, manufactured housing, collateralized debt obligations of asset-backed securities and emerging markets.

Assured Guaranty Ltd.

Financial Guaranty Profile (3 of 16)

(dollars in millions)

Gross Par Written by Asset Type

	Financial Guaranty Direct	Financial Guaranty Reinsurance	Consolidated	Financial Guaranty Direct	Financial Guaranty Reinsurance	Consolidated
	9 Months 2007	9 Months 2007	9 Months 2007	9 Months 2006	9 Months 2006	9 Months 2006
Sector:
U.S. public finance
Tax backed	$862	$1,044	$1,905	$301	$1,083	$1,384
General obligation	343	1,157	1,500	183	1,219	1,402
Healthcare	613	435	1,048	381	566	947
Municipal utilities	63	481	544	27	600	628
Transportation	—	516	516	—	73	73
Higher education	129	179	308	139	57	196
Investor-owned utilities	—	129	129	—	170	170
Housing	—	2	2	—	29	29
Structured municipal (1)	—	—	—	—	—	—
Other public finance (2)	—	1	1	—	28	28
Total U.S. public finance	$2,010	$3,943	$5,952	$1,032	$3,825	$4,856

U.S. structured finance
Pooled corporate obligations (3)	$12,838	$288	$13,126	$11,558	$229	$11,787
Prime mortgage-backed and home equity (4)	5,640	369	6,009	321	462	783
Consumer receivables (5)	1,900	124	2,024	1,424	167	1,591
Subprime mortgage-backed and home equity (4)	1,653	125	1,778	3,500	15	3,515
Commercial receivables (6)	155	537	692	3,004	253	3,256
Other structured finance (7)	578	17	595	550	82	632
Total U.S. structured finance	$22,763	$1,460	$24,223	$20,357	$1,208	$21,565

International
Pooled corporate obligations (3)	$4,634	$146	$4,780	$1,958	$356	$2,315
Regulated utilities	1,673	525	2,198	1,365	345	1,710
Mortgage-backed and home equity (4)	696	20	716	1,454	2	1,456
Infrastructure	157	366	523	1,574	951	2,525
Public finance	—	101	101	374	410	784
Other international structured finance	418	82	499	1,007	103	1,110
Future flow	—	—	—	—	84	84
Insurance securitizations	—	—	—	500	—	500
Pooled infrastructure	—	—	—	—	—	—
Total international	$7,578	$1,238	$8,816	$8,233	$2,251	$10,484

Total gross par written	$32,351	$6,641	$38,992	$29,622	$7,284	$36,906

(1)   Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)   Other public finance: primarily includes student loans and government-sponsored project finance.

(3)   Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)   Mortgage-backed and home equity: includes individual and repackaged mortgage-backed securities.

(5)   Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6)   Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(7)   Other structured finance: includes secured structured lending, manufactured housing, collateralized debt obligations of asset-backed securities and emerging markets.

Assured Guaranty Ltd.

Financial Guaranty Profile (4 of 16)

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of September 30, 2007
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Ratings (1):
AAA/Aaa	$69,237	78.1%	$4,004	6.2%	$73,241	47.7%
AA/Aa	4,938	5.6%	20,163	31.0%	25,101	16.3%
A/A	6,711	7.6%	26,431	40.7%	33,143	21.6%
BBB/Baa	7,767	8.8%	13,657	21.0%	21,424	13.9%
Below investment grade	52	0.1%	734	1.1%	786	0.5%
Total exposures	$88,705	100.0%	$64,989	100.0%	$153,695	100.0%

	As of December 31, 2006
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Ratings (1):
AAA/Aaa	$52,606	77.6%	$4,448	6.9%	$57,054	43.1%
AA/Aa	4,028	5.9%	18,955	29.4%	22,983	17.4%
A/A	5,757	8.5%	27,065	42.0%	32,822	24.9%
BBB/Baa	5,351	7.9%	12,831	19.9%	18,182	13.7%
Below investment grade	92	0.1%	1,163	1.8%	1,255	0.9%
Total exposures	$67,834	100.0%	$64,462	100.0%	$132,296	100.0%

(1)          Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (5 of 16)

(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio as of September 30, 2007

	Net Par
	Outstanding	%
U.S.:
California	$8,161	5.3%
New York	5,771	3.8%
Florida	3,447	2.2%
Illinois	3,182	2.1%
Texas	3,150	2.0%
Massachusetts	2,810	1.8%
Pennsylvania	2,219	1.4%
New Jersey	1,992	1.3%
Washington	1,932	1.3%
Puerto Rico	1,891	1.2%
Other states	19,589	12.7%
Mortgage and structured (multiple states)	63,652	41.4%
Total U.S.	$117,796	76.6%

International:
United Kingdom	$21,689	14.1%
Germany	2,989	1.9%
Australia	1,866	1.2%
Ireland	680	0.4%
Turkey	620	0.4%
Other	8,053	5.2%
Total International	$35,898	23.4%

Total exposures	$153,695	100.0%

Assured Guaranty Ltd.

Financial Guaranty Profile (6 of 16)

(dollars in millions)

Distribution by Ratings of Pooled Corporate Obligations

	September 30, 2007		December 31, 2006
	Net Par		Net Par
	Outstanding	%	Outstanding	%
Ratings (1):
AAA/Aaa	$37,115	92.2%	$25,565	87.6%
AA/Aa	3,082	7.7%	3,473	11.9%
A/A	6	—	75	0.3%
BBB/Baa	17	—	17	0.1%
Below investment grade	27	0.1%	37	0.1%
Total exposures	$40,247	100.0%	$29,167	100.0%

Distribution of Pooled Corporate Obligations by Year Insured as of September 30, 2007

	Net Par
	Outstanding	%
Year insured:
2000 and prior	$66	0.2%
2001	362	0.9%
2002	699	1.7%
2003	1,724	4.3%
2004	1,399	3.5%
2005	7,511	18.7%
2006	13,699	34.0%
2007 year to date	14,786	36.7%
	$40,247	100.0%

Distribution of Pooled Corporate Obligations by Asset Class as of September 30, 2007

	Net Par		Average
	Outstanding	%	Rating (1)
Asset class:
CDO of CDOs	$407	1.0%	AAA
Investment grade corporates	4,484	11.1%	AAA
Market value	3,782	9.4%	AAA
Commercial real estate	739	1.8%	AAA
High yield corporates	23,274	57.8%	AAA
Trust preferred	7,560	18.8%	AAA
	$40,247	100.0%	AAA

(1)          Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (7 of 16)

(dollars in millions)

Distribution by Ratings(1) of Residential Mortgage-Backed Securities by Category as of September 30, 2007

	September 30, 2007
	US		International		Total Net Par
	Prime	Subprime	Prime	Subprime	Outstanding	% of Total
Ratings (1):
AAA/Aaa	$4,201	$6,808	$4,647	$23	$15,679	72.8%
AA/Aa	510	15	177	17	719	3.3%
A/A	1,194	17	198	—	1,410	6.5%
BBB/Baa	3,300	230	99	—	3,629	16.9%
Below investment grade	1	91	—	—	92	0.4%
Total exposures	$9,206	$7,161	$5,122	$40	$21,529	100.0%

Distribution of Residential Mortgage-Backed Securities by Category and by Year Insured as of September 30, 2007

	US			International		Total Net Par
	Prime	Subprime(2)		Prime	Subprime	Outstanding	% of Total
Year insured:
2000 and prior	$100	$51		$76	$—	$227	1.1%
2001	15	18		214	—	248	1.2%
2002	34	19		213	—	265	1.2%
2003	94	340		82	38	554	2.6%
2004	595	255	(2)	52	—	902	4.2%
2005	1,837	108	(2)	1,296	—	3,241	15.1%
2006	1,326	4,620	(2)	2,562	—	8,508	39.5%
2007 year to date	5,206	1,749	(2)	627	2	7,584	35.2%
	$9,206	$7,161		$5,122	$40	$21,529	100.0%

Distribution of U.S. Subprime Residential Mortgage-Backed Securities by Rating(1) and by Financial Guaranty Segment as of September 30, 2007

	Direct		Reinsurance		Total
	Net Par	% of Direct	Net Par	% of Reins.	Net Par
	Outstanding	Subprime	Outstanding	Segment	Outstanding	% of Total
Ratings (1):
AAA/Aaa	$6,614	96.1%	$194	69.3%	$6,808	95.1%
AA/Aa	—	—	15	5.3%	15	0.2%
A/A	6	0.1%	11	3.9%	17	0.2%
BBB/Baa	209	3.0%	21	7.5%	230	3.2%
Below investment grade	52	0.8%	39	14.0%	91	1.3%
	$6,880	100.0%	$280	100.0%	$7,161	100.0%

(1)   Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

(2)   100% of the $6.5 billion in U.S. subprime RMBS exposure insured by Assured Guaranty Ltd.’s Financial Guaranty Direct segment in 2004, 2005, 2006, and YTD 2007 is rated AAA/Aaa.

Assured Guaranty Ltd.

Financial Guaranty Profile (8 of 16)

(dollars in millions)

Distribution of U.S. Subprime Residential Mortgage-Backed Securities by Rating(1) and Year Insured as of September 30, 2007

Consolidated Assured Guaranty Ltd.

	Super	AAA	AA	A	BBB	BIG
	Senior	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2000 and prior	$—	$2	$1	$6	$10	$33	$51
2001	—	1	0	0	2	15	18
2002	—	8	—	0	8	3	19
2003	—	84	—	8	209	40	340
2004	—	252	1	3	—	—	255
2005	—	108	0	0	0	—	108
2006	3,000	1,619	—	0	0	—	4,620
2007 YTD	609	1,126	13	—	1	—	1,749
	$3,609	$3,199	$15	$17	$230	$91	$7,161

% of total	50.4%	44.7%	0.2%	0.2%	3.2%	1.3%	100.0%

Financial Guaranty Direct

	Super	AAA	AA	A	BBB	BIG
	Senior	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2000 and prior	$—	$—	$—	$—	$—	$—	$—
2001	—	—	—	—	—	9	9
2002	—	—	—	—	—	3	3
2003	—	79	—	6	209	40	334
2004	—	193	—	—	—	—	193
2005	—	88	—	—	—	—	88
2006	3,000	1,600	—	—	—	—	4,600
2007 YTD	609	1,044	—	—	—	—	1,653
	$3,609	$3,005	$—	$6	$209	$52	$6,880

% of total	52.5%	43.7%	0.0%	0.1%	3.0%	0.8%	100.0%

Financial Guaranty Reinsurance

	Super	AAA	AA	A	BBB	BIG
	Senior	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2000 and prior	$—	$2	$1	$6	$10	$33	$51
2001	—	1	0	0	2	6	9
2002	—	8	—	0	8	—	16
2003	—	5	—	2	—	0	7
2004	—	58	1	3	—	—	62
2005	—	20	0	0	0	—	20
2006	—	19	—	0	0	—	20
2007 YTD	—	82	13	—	1	—	96
	$—	$194	$15	$11	$21	$39	$280

% of total	0.0%	69.3%	5.3%	3.9%	7.5%	14.0%	100.0%

(1)     Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (9 of 16)

(dollars in millions)

Distribution by Ratings(1) of Prime Residential Mortgage-Backed Securities

	September 30, 2007
	US				Total Net Par
	Prime	HELOC	Alt-A	International	Outstanding	%
Ratings (1):
AAA/Aaa	$541	$45	$3,615	$4,647	$8,848	61.8%
AA/Aa	498	12	—	177	687	4.8%
A/A	653	12	529	198	1,393	9.7%
BBB/Baa	845	2,454	—	99	3,399	23.7%
Below investment grade	1	—	—	—	1	—
Total exposures	$2,539	$2,523	$4,144	$5,122	$14,328	100.0%

Distribution of U.S. Prime Residential Mortgage-Backed Securities by Rating(1) as of September 30, 2007

	Direct		Reinsurance		Total
	Net Par		Net Par		Net Par
	Outstanding	%	Outstanding	%	Outstanding	%
Ratings (1):
AAA/Aaa	$4,002	51.4%	$199	14.0%	$4,201	45.6%
AA/Aa	398	5.1%	112	7.9%	510	5.5%
A/A	1,029	13.2%	165	11.6%	1,194	13.0%
BBB/Baa	2,355	30.3%	945	66.4%	3,300	35.8%
Below investment grade	—	—	1	0.1%	1	—
	$7,784	100.0%	$1,422	100.0%	$9,206	100.0%

Distribution of Prime Residential Mortgage-Backed Securities by Year Insured as of September 30, 2007

	US				Total Net Par
	Prime	HELOC	Alt-A	International	Outstanding	%
Year insured:
2000 and prior	$98	$2	$—	$76	$176	1.2%
2001	15	0	—	214	230	1.6%
2002	15	18	—	213	246	1.7%
2003	73	5	15	82	176	1.2%
2004	145	267	183	52	647	4.5%
2005	263	1,094	480	1,296	3,133	21.9%
2006	1,012	240	73	2,562	3,888	27.1%
2007 year to date	916	897	3,392	627	5,833	40.7%
	$2,539	$2,523	$4,144	$5,122	$14,328	100.0%

(1)    Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (10 of 16)

(dollars in millions)

Distribution of U.S. Prime Residential Mortgage-Backed Securities by Rating (1), Exposure Type and Year Insured as of September 30, 2007

Prime RMBS Exposure

	Super	AAA	AA	A	BBB	BIG
	Senior	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2000 and prior	$—	$1	$72	$3	$22	$0	$98
2001	—	11	—	2	3	0	15
2002	—	0	—	12	3	—	15
2003	—	4	—	70	—	—	73
2004	—	33	6	66	40	—	145
2005	—	242	12	—	9	—	263
2006	—	99	—	500	413	1	1,012
2007 YTD	—	153	407	—	356	—	916
	$—	$541	$498	$653	$845	$1	$2,539

% of total	0.0%	21.3%	19.6%	25.7%	33.3%	0.0%	100.0%

Home Equity Line of Credit Exposure

	Super	AAA	AA	A	BBB	BIG
	Senior	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2000 and prior	$—	$—	$1	$1	$0	$—	$2
2001	—	0	0	—	—	—	0
2002	—	1	8	1	8	—	18
2003	—	—	3	1	2	—	5
2004	—	44	—	—	223	—	267
2005	—	—	—	9	1,085	—	1,094
2006	—	—	—	—	240	—	240
2007 YTD	—	—	—	—	897	—	897
	$—	$45	$12	$12	$2,454	$—	$2,523

% of total	0.0%	1.8%	0.5%	0.5%	97.3%	0.0%	100.0%

Alt-A Exposure

	Super	AAA	AA	A	BBB	BIG
	Senior	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2000 and prior	$—	$—	$—	$—	$—	$—	$—
2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	15	—	—	—	—	15
2004	—	183	—	—	—	—	183
2005	—	480	—	—	—	—	480
2006	—	73	—	—	—	—	73
2007 YTD	113	2,750	—	529	—	—	3,392
	$113	$3,502	$—	$529	$—	$—	$4,144

% of total	2.7%	84.5%	0.0%	12.8%	0.0%	0.0%	100.0%

(1)        Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (11 of 16)

(dollars in millions)

Financial Guaranty Direct Distribution of Credit Derivative Exposure by Rating

	September 30, 2007		December 31, 2006
	Net Par		Net Par
	Outstanding	%	Outstanding	%
Ratings (1):
AAA/Aaa	$59,158	97.0%	$45,901	94.4%
AA/Aa	1,334	2.2%	1,863	3.8%
A/A	102	0.2%	432	0.9%
BBB/Baa	391	0.6%	394	0.8%
Below investment grade	29	—	51	0.1%
Total exposures	$61,015	100.0%	$48,641	100.0%

Financial Guaranty Direct Distribution of Credit Derivative Exposure by Sector and Average Rating

	September 30, 2007		December 31, 2006
	Net Par Outstanding	Average Rating (1)	Net Par Outstanding	Average Rating (1)
Sector:
U.S. public finance
General obligation	$432	AAA	$454	AAA
Tax backed	70	AAA	112	AAA
Investor-owned utilities	39	AAA	39	AAA
Municipal utilities	26	AAA	26	AAA
Healthcare	—	—	—	—
Higher education	—	—	—	—
Housing	—	—	—	—
Other public finance	—	—	—	—
Structured municipal	—	—	—	—
Transportation	—	—	—	—
Total U.S. public finance	$567	AAA	$630	AAA

U.S. structured finance
Pooled corporate obligations	$27,379	AAA	$21,099	AAA
Subprime mortgage-backed and home equity	5,861	AAA	5,023	AAA
Commercial receivables	5,703	AAA	5,999	AA
Prime mortgage-backed and home equity	2,777	AAA	589	AAA
Other structured finance	1,087	AAA	2,315	AAA
Consumer receivables	313	AA	310	AAA
Total U.S. structured finance	$43,120	AAA	$35,335	AAA

International
Pooled corporate obligations	$6,422	AAA	$2,126	AAA
Pooled infrastructure	4,294	AAA	4,616	AAA
Mortgage-backed and home equity	3,932	AAA	3,351	AA+
Other international structured finance	1,594	AAA	1,767	AAA
Infrastructure	490	AAA	311	AAA
Regulated utilities	450	AAA	259	AAA
Future flow	98	BBB+	158	A-
Insurance securitizations	41	BBB	41	A-
Public finance	9	AAA	49	A
Total international	$17,328	AAA	$12,676	AAA

Total exposures	$61,015	AAA	$48,641	AAA

(1) Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (12 of 16)

(dollars in millions)

Historical Net Par Outstanding and Average Rating by Asset Type

	As of September 30,		As of December 31,
	2007		2006		2005
	Net Par Outstanding	Avg. Rating (8)	Net Par Outstanding	Avg. Rating (8)	Net Par Outstanding	Avg. Rating (8)
Sector:
U.S. public finance
General obligation	$13,277	A+	$12,700	A+	$11,965	A+
Tax backed	11,881	A+	11,812	A+	10,671	A+
Municipal utilities	9,294	A+	9,673	A+	10,378	A+
Healthcare	7,244	A	6,580	A	6,003	A
Transportation	6,978	A	6,302	A	6,407	A
Investor-owned utilities	1,684	A-	1,580	BBB+	1,431	A-
Higher education	1,447	A	1,282	A	1,177	A
Housing	988	AA-	1,083	AA-	1,148	AA-
Structured municipal (1)	597	AAA	578	AAA	829	AAA
Other public finance (2)	755	A	745	A	760	A
Total U.S. public finance	$54,145	A+	$52,335	A+	$50,769	A+

U.S. structured finance
Pooled corporate obligations (3)	$32,475	AAA	$25,604	AAA	$19,177	AAA
Prime mortgage-backed and home equity (4)	9,206	A+	4,849	A	5,451	A
Commercial receivables (5)	8,149	AA	7,879	AA	4,358	AA-
Subprime mortgage-backed and home equity (4)	7,161	AAA	6,390	AA+	4,221	AA+
Consumer receivables (6)	4,152	AA+	2,663	AA-	2,413	A
Other structured finance (7)	2,509	AA	4,199	AA	2,958	AA
Total U.S. structured finance	$63,652	AA+	$51,583	AA+	$38,578	AA

International
Pooled corporate obligations (3)	$7,772	AAA	$3,563	AAA	$2,111	AAA
Regulated utilities	7,333	A-	4,780	A-	—	—
Mortgage-backed and home equity (4)	5,162	AAA	4,982	AAA	2,139	AA+
Infrastructure	4,517	A-	3,640	BBB+	3,461	A-
Pooled infrastructure	4,294	AAA	4,616	AAA	—	—
Other international structured finance	3,715	AA-	3,664	AA-	3,020	A
Public finance	1,415	AA-	1,202	A+	1,456	A
Future flow	862	BBB	1,008	BBB	931	BBB
Insurance securitizations	828	BBB+	923	A-	—	—
Total international	$35,898	AA-	$28,378	AA-	$13,118	A+

Total exposures	$153,695	AA-	$132,296	AA-	$102,465	AA-

Mortgage guaranty risk in force	$1,374	N/A	$1,822	N/A	$2,332	N/A

Distribution by ratings of financial guaranty portfolio

	September 30, 2007		December 31, 2006		December 31, 2005
	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Ratings (8):
AAA/Aaa	$73,241	47.7%	$57,054	43.1%	$34,492	33.7%
AA/Aa	25,101	16.3%	22,983	17.4%	19,978	19.5%
A/A	33,143	21.6%	32,822	24.9%	30,258	29.5%
BBB/Baa	21,424	13.9%	18,182	13.7%	16,404	16.0%
Below investment grade	786	0.5%	1,255	0.9%	1,333	1.3%
Total exposures	$153,695	100.0%	$132,296	100.0%	$102,465	100.0%

(1) Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2) Other public finance: primarily includes student loans and government-sponsored project finance.

(3) Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4) Mortgage-backed and home equity: includes individual and repackaged mortgage-backed securities.

(5) Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(6) Consumer receivables: principally includes auto loan receivables and credit card receivables.

(7) Other structured finance: includes secured structured lending, manufactured housing, collateralized debt obligations of asset-backed securities and emerging markets.

(8) Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (13 of 16)

(dollars in millions)

Financial Guaranty Direct Collateralized Debt Obligations of Asset-Backed Securities (CDOs of ABS)(1) Net Par Outstanding by Type of CDO, by Year Insured and by Collateral:

			Type of Collateral as a Percent of Total Pool							Ratings as of Sept 30, 2007
Year Insured	Legal Final Maturity(2)	Net Par Outstanding	ABS	RMBS (Includes Subprime)	Comm. MBS (CMBS)	CDOs of Investment Grade Corporate	CDOs of ABS	Total Collateral Pool	U.S. Subprime RMBS	S&P	Moody’s	Original AAA Sub- ordination	Original Sub- ordination Below Assured	Current Sub- ordination Below Assured

CDOs of Mezzanine ABS(3):
2001	2017	$120.6	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	25.1%	25.1%	29.5%
2001	2016	64.0	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	28.1%	28.1%	37.9%
2002	2017	153.3	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.6%	24.6%	29.9%
2002	2017	121.6	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	22.1%	22.1%	25.9%
2002	2017	100.2	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	35.0%	35.0%	44.6%
2002	2017	74.2	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.0%	24.0%	30.2%
2003	2018	130.7	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	20.0%	20.0%	23.8%
2003	2038	88.3	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	23.0%	38.0%	46.3%
2003	2018	52.4	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	63.0%	63.0%	66.1%
2004	No CDO of ABS business written
2005	No CDO of ABS business written
2006	No CDO of ABS business written
2007 YTD	No CDO of ABS business written
	Subtotal:	$905.4	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	27.1%	28.5%	34.3%

CDOs of High Grade ABS(4):
No CDO of ABS business written

CDOs of Pooled AAA ABS(5):
2003	2010	661.0	35%	34%	26%	5%	0%	100%	0%	AAA	Aaa	0.0%	12.5%	12.5%
2003	2008	594.0	37%	57%	6%	0%	0%	100%	32%	AAA	Aaa	0.0%	10.0%	10.0%
2004	No CDO of ABS business written
2005	No CDO of ABS business written
2006	No CDO of ABS business written
2007 YTD	No CDO of ABS business written
	Subtotal:	$1,255.0	36%	45%	17%	3%	0%	100%	15%	AAA	Aaa	0.0%	11.3%	11.3%

Total:		$2,160.4	21%	26%	52%	2%	0%	100%	9%	AAA	Aaa	11.4%	18.5%	21.0%

(1) A “CDO of ABS” is a collateralized debt obligation (CDO) transaction whose collateral pool consists primarily of asset-backed securities (ABS), including mortgage-backed securities (MBS). ABS transactions securities generally represent an ownership interest in a trust that contains collateral supporting the notes. Those interests are divided into several tranches that can have varying levels of subordination, credit protection triggers and credit ratings.

(2) “Legal Final Maturity” represents the final date for payment specified in the transaction documents and does not take into account prepayments that shorten the expected maturity and weighted average life.

(3) “CDOs of Mezzanine ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of mezzanine tranches rated BBB or lower. The collateral underlying Assured’s exposure to CDOs of Mezzanine ABS had weighted average ratings, based on rating information as of September 30, 2007, as follows: 18% AAA, 6% AA, 12% A, 46% BBB and 18% below investment grade (BIG).

(4) “CDOs of High Grade ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of mezzanine tranches rated single A or higher.

(5) “CDOs of Pooled AAA ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of the senior-most AAA rated securities. Assured’s exposure to CDOs of Pooled AAA ABS was rated, based on rating information as of September 30, 2007: 100% AAA/Aaa.

Assured Guaranty Ltd.

Financial Guaranty Profile (14 of 16)

(dollars in millions)

Financial Guaranty Direct Segment Originated U.S. Subprime Residential Mortgage-Backed Securities Net Par Outstanding by Year Insured from January 1, 2004 to September 30, 2007:

		Net Par	Ratings as of September 30, 2007		Subordination(1)
Year Insured	Year Issued	Outstanding, as of September 30, 2007	S&P	Moody’s	Original AAA Sub- ordination	Original Sub- ordination Below Assured	Current Sub- ordination Below Assured

2004	2004	$17.2	AAA	Aaa	23.3%	23.3%	96.0%
2004	2004	89.8	AAA	Aaa	21.5%	21.5%	81.3%
2004	2004	86.4	AAA	Aaa	17.1%	17.1%	76.5%
2004 par insured:		$193.4

2005	2005	88.1	AAA	Aaa	23.0%	23.0%	50.8%
2005 par insured:		$88.1

2006	2005	$100.0	AAA	Aaa	24.2%	34.2%	50.4%
2006	2005	100.0	AAA	Aaa	19.0%	29.0%	44.2%
2006	2006	100.0	AAA	Aaa	22.5%	32.5%	49.1%
2006	2005	100.0	AAA	Aaa	20.1%	30.1%	49.3%
2006	2005	100.0	AAA	Aaa	25.5%	35.5%	56.4%
2006	2005	100.0	AAA	Aaa	20.7%	30.7%	53.5%
2006	2005	100.0	AAA	Aaa	22.1%	32.1%	41.4%
2006	2005	100.0	AAA	Aaa	24.6%	34.6%	67.9%
2006	2005	100.0	AAA	Aaa	26.5%	36.5%	55.6%
2006	2005	100.0	AAA	Aaa	21.2%	31.2%	49.4%
2006	2006	100.0	AAA	Aaa	21.4%	31.4%	40.4%
2006	2005	100.0	AAA	Aaa	21.9%	31.9%	76.8%
2006	2005	100.0	AAA	Aaa	22.6%	32.6%	65.8%
2006	2005	100.0	AAA	Aaa	20.1%	30.1%	41.6%
2006	2005	100.0	AAA	Aaa	21.8%	31.8%	67.7%
2006	2006	100.0	AAA	Aaa	26.0%	36.0%	49.5%
2006	2005	100.0	AAA	Aaa	21.7%	31.7%	61.2%
2006	2005	100.0	AAA	Aaa	22.9%	32.9%	58.2%
2006	2006	100.0	AAA	Aaa	20.6%	30.6%	39.7%
2006	2006	100.0	AAA	Aaa	22.6%	32.6%	38.9%
2006	2005	100.0	AAA	Aaa	23.6%	33.6%	53.4%
2006	2005	100.0	AAA	Aaa	20.6%	30.6%	43.7%
2006	2006	100.0	AAA	Aaa	21.7%	31.7%	42.7%
2006	2005	100.0	AAA	Aaa	23.6%	33.6%	56.8%
2006	2005	100.0	AAA	Aaa	18.2%	28.2%	52.1%
2006	2006	100.0	AAA	Aaa	16.4%	26.4%	35.8%
2006	2005	100.0	AAA	Aaa	17.6%	27.6%	45.3%
2006	2006	100.0	AAA	Aaa	25.7%	35.7%	47.5%
2006	2005	100.0	AAA	Aaa	25.7%	35.7%	56.1%

(1) Subordination refers to the level of credit protection provided by subordinate tranches within the deal structure. Total credit enhancement includes both subordination and the benefit from excess spread.

Assured Guaranty Ltd.

Financial Guaranty Profile (15 of 16)

(dollars in millions)

Financial Guaranty Direct Segment Originated U.S. Subprime Residential Mortgage-Backed Securities Net Par Outstanding by Year Insured from January 1, 2004 to September 30, 2007 (continued):

			Ratings as of September 30, 2007		Subordination(1)
Year Insured	Year Issued	Net Par Outstanding	S&P	Moody’s	Original AAA Sub- ordination	Original Sub- ordination Below Assured	Current Sub- ordination Below Assured

2006	2006	$100.0	AAA	Aaa	21.0%	31.0%	43.8%
2006	2005	80.0	AAA	Aaa	24.2%	24.2%	40.4%
2006	2005	80.0	AAA	Aaa	19.0%	19.0%	34.2%
2006	2005	80.0	AAA	Aaa	20.1%	20.1%	39.3%
2006	2005	80.0	AAA	Aaa	25.5%	25.5%	46.4%
2006	2005	80.0	AAA	Aaa	20.7%	20.7%	43.5%
2006	2005	80.0	AAA	Aaa	22.1%	22.1%	31.4%
2006	2005	80.0	AAA	Aaa	24.6%	24.6%	57.9%
2006	2005	80.0	AAA	Aaa	21.2%	21.2%	39.4%
2006	2005	80.0	AAA	Aaa	21.9%	21.9%	66.8%
2006	2005	80.0	AAA	Aaa	22.6%	22.6%	55.8%
2006	2005	80.0	AAA	Aaa	20.1%	20.1%	31.6%
2006	2005	80.0	AAA	Aaa	21.8%	21.8%	57.7%
2006	2005	80.0	AAA	Aaa	21.7%	21.7%	51.2%
2006	2005	80.0	AAA	Aaa	22.9%	22.9%	48.2%
2006	2005	80.0	AAA	Aaa	23.6%	23.6%	43.4%
2006	2005	80.0	AAA	Aaa	20.6%	20.6%	33.7%
2006	2005	80.0	AAA	Aaa	23.6%	23.6%	46.8%
2006	2005	80.0	AAA	Aaa	25.7%	25.7%	46.1%
2006	2005	80.0	AAA	Aaa	18.2%	18.2%	42.1%
2006	2005	80.0	AAA	Aaa	17.6%	17.6%	35.3%
2006 par insured:		$4,600.2

2007	2006	$25.0	AAA	Aaa	21.5%	21.5%	34.6%
2007	2006	25.0	AAA	Aaa	22.7%	22.7%	35.8%
2007	2006	25.0	AAA	Aaa	25.3%	25.3%	40.0%
2007	2006	25.0	AAA	Aaa	23.5%	23.5%	35.2%
2007	2006	25.0	AAA	Aaa	19.8%	19.8%	25.7%
2007	2006	25.0	AAA	Aaa	20.2%	20.2%	28.6%
2007	2006	25.0	AAA	Aaa	24.9%	24.9%	35.1%
2007	2006	25.0	AAA	Aaa	19.7%	19.7%	29.7%
2007	2006	25.0	AAA	Aaa	25.2%	25.2%	41.8%
2007	2006	25.0	AAA	Aaa	20.7%	20.7%	31.4%
2007	2006	25.0	AAA	Aaa	21.0%	21.0%	33.3%
2007	2006	25.0	AAA	Aaa	26.0%	26.0%	39.5%
2007	2006	25.0	AAA	Aaa	20.5%	20.5%	28.9%
2007	2006	25.0	AAA	Aaa	18.7%	18.7%	23.5%
2007	2006	25.0	AAA	Aaa	22.3%	22.3%	33.3%
2007	2006	25.0	AAA	Aaa	19.5%	19.5%	30.3%
2007	2006	25.0	AAA	Aaa	17.4%	17.4%	37.9%

(1) Subordination refers to the level of credit protection provided by subordinate tranches within the deal structure.  Total credit enhancement includes both subordination and the benefit from excess spread.

Assured Guaranty Ltd.

Financial Guaranty Profile (16 of 16)

(dollars in millions)

Financial Guaranty Direct Segment Originated U.S. Subprime Residential Mortgage-Backed Securities Net Par Outstanding by Year Insured from January 1, 2004 to September 30, 2007 (continued):

			Ratings as of September 30, 2007		Subordination(1)
Year Insured	Year Issued	Net Par Outstanding	S&P	Moody’s	Original AAA Sub- ordination	Original Sub- ordination Below Assured	Current Sub- ordination Below Assured

2007	2006	$25.0	AAA	Aaa	17.4%	17.4%	24.1%
2007	2006	25.0	AAA	Aaa	22.1%	22.1%	32.5%
2007	2006	25.0	AAA	Aaa	22.1%	22.1%	31.5%
2007	2006	25.0	AAA	Aaa	21.2%	21.2%	27.2%
2007	2006	25.0	AAA	Aaa	18.6%	18.6%	22.1%
2007	2006	25.0	AAA	Aaa	23.9%	23.9%	27.2%
2007	2006	25.0	AAA	Aaa	26.0%	26.0%	31.7%
2007	2006	25.0	AAA	Aaa	21.5%	21.5%	28.5%
2007	2006	25.0	AAA	Aaa	21.7%	21.7%	27.0%
2007	2006	25.0	AAA	Aaa	20.2%	20.2%	24.5%
2007	2006	25.0	AAA	Aaa	19.2%	19.2%	22.2%
2007	2006	25.0	AAA	Aaa	21.8%	21.8%	28.5%
2007	2006	25.0	AAA	Aaa	23.4%	23.4%	30.4%
2007	2006	25.0	AAA	Aaa	20.2%	20.2%	24.4%
2007	2006	25.0	AAA	Aaa	17.6%	17.6%	20.8%
2007	2006	25.0	AAA	Aaa	21.4%	21.4%	26.3%
2007	2006	25.0	AAA	Aaa	23.2%	23.2%	26.7%
2007	2006	25.0	AAA	Aaa	22.1%	22.1%	26.6%
2007	2006	25.0	AAA	Aaa	21.7%	21.7%	26.0%
2007	2006	25.0	AAA	Aaa	21.6%	21.6%	24.6%
2007	2006	25.0	AAA	Aaa	22.0%	22.0%	28.8%
2007	2005	25.0	AAA	Aaa	18.7%	18.7%	22.2%
2007	2006	25.0	AAA	Aaa	22.5%	22.5%	27.9%
2007	2007	44.0	AAA	Aaa	20.3%	20.3%	23.3	%(3)
2007	2006	608.9	AAA	Aaa	29.9%	39.9%	39.9%
YTD 2007 par insured:		$1,652.9

Total		$6,534.7

Financial Guaranty Direct U.S. Subprime Residential Mortgage-Backed Securities Net Par Outstanding Underwritten Since January 1, 2004 by Rating(2) and Year of Issue as of September 30, 2007

Year	Super	AAA	AA	A	BBB	BIG
Issued	Senior	Rated	Rated	Rated	Rated	Rated	Total

2004	$—	$193.4	$—	$—	$—	$—	$193.4
2005	2,100.2	1,713.1	—	—	—	—	3,813.3
2006	1,509.0	975.0	—	—	—	—	2,484.0
2007	—	44.0	—	—	—	—	44.0
	$3,609.2	$2,925.5	$—	$—	$—	$—	$6,534.7

% of total	55.2%	44.8%	0.0%	0.0%	0.0%	0.0%	100.0%

(1) Subordination refers to the level of credit protection provided by subordinate tranches within the deal structure. Total credit enhancement includes both subordination and the benefit from excess spread.

(2) Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

(3) This transaction is a secondary market execution on a deal that is wrapped by another AAA-rated financial guarantor. The underlying security is also rated AAA/Aaa.

Assured Guaranty Ltd.

Non-Investment Grade Exposures

as of September 30, 2007

(dollars in millions)

	Weighted Average	Net Par	Average
Non-Investment Grade Exposures by Asset Type:	Remaining Life	Outstanding	Rating (1)

U.S. public finance
Transportation	20.5	$190	B+
Tax backed	16.5	73	BB
Healthcare	11.6	56	B+
General obligation	9.2	35	BB+
Municipal utilities	10.5	13	C
Housing	13.5	4	B-
Higher education	13.4	1	BB+
Investor-owned utilities	10.0	—	BB
Structured municipal	—	—	—
Other public finance	—	—	—
Total U.S. public finance	16.9	$371	B+

U.S. structured finance
Commercial receivables	4.8	$124	BB
Subprime mortgage-backed and home equity	7.9	91	CCC+
Pooled corporate obligations	4.1	27	B
Consumer receivables	—	—	—
Prime mortgage-backed and home equity	30.0	1	BB
Other structured finance	8.2	124	BB+
Total U.S. structured finance	6.7	$367	BB-

International
Infrastructure	11.8	$47	BB
Other international structured finance	—	—	—
Pooled infrastructure	—	—	—
Pooled corporate obligations	—	—	—
Public finance	—	—	—
Total international	11.8	$47	BB

Total non-investment grade exposures	11.8	$786	BB-

Top Ten Non-Investment Grade Exposures as of September 30, 2007

Name or Description	Weighted Average Remaining Life	Net Par Outstanding	Average Rating (1)
Public Finance Infrastructure Transaction	21.1	$165	BB-
Structured Finance Domestic Manufactured Housing Transactions(2)	6.9	114	BB+
Structured Finance Domestic Auto Fleet Financing Transaction	2.7	100	BB+
International Airport Facility	7.3	31	BB
Louisiana State Stadium & Exposition District	20.4	29	BB
New Orleans Louisiana Exhibit Hall - Morial	16.3	29	BB
Puerto Rico Public Finance Corporation	9.6	27	BB+
Structured Finance Domestic Franchise Loan Receivable Transactions(3)	13.5	24	B
Structured Finance Domestic Subprime Mortgage-backed Transaction	4.3	23	BB
Public Finance Domestic Transportation Transaction	17.2	22	D
Total	12.2	$565	BB-

(1) Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

(2) Exposure comprised of twelve series: 10 series totaling $111.6 million - rated ‘BB+’, $1.3 million rated ‘BB’, and $1.4 million rated ‘B’.

(3) Exposure comprised of two series: one in the amount of $12.6 million and the other for $11.5 million both rated ‘B’.

Assured Guaranty Ltd.

Closely Monitored Credits (“CMC”)

(dollars in millions)

Net Par Outstanding by Credit Monitoring Category (1)

	September 30, 2007
	Net Par Outstanding	%	Number of Credits in Category
Description:
Fundamentally sound risk	$152,877	99.5%

Closely monitored credits:
Category 1	628	0.4%	26
Category 2	68	—	15
Category 3	79	0.1%	17
Category 4	22	—	16
CMC Total	797	0.5%	74

Other below investment grade risk	21	—	49
Total	$153,695	100.0%

	December 31, 2006
	Net Par Outstanding	%	Number of Credits in Category
Description:
Fundamentally sound risk	$130,944	99.0%

Closely monitored credits:
Category 1	855	0.6%	43
Category 2	318	0.2%	13
Category 3	123	0.1%	18
Category 4	22	—	13
CMC Total	1,318	1.0%	87

Other below investment grade risk	34	—	68
Total	$132,296	100.0%

(1) Assured’s surveillance department is responsible for monitoring the Company’s portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). The closely monitored credits include all below investment grade (BIG) exposures where there is a material amount of exposure (generally greater than $10.0 million) or a material risk of the Company incurring a loss greater than $0.5 million. The closely monitored credits also include investment grade (IG) risks where credit quality is deteriorating and where, in the view of the Company, there is significant potential that the risk quality will fall below investment grade.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 1 of 4)

as of September 30, 2007

(dollars in millions)

25 Largest U.S. Public Finance Exposures

	Net Par
Revenue Source:	Outstanding(2)	Rating(1)
State of California General Obligation & Leases	$1,170	A+
City of Chicago General Obligation & Leases	723	AA-
New York City General Obligation & Leases	694	A+
Commonwealth of Massachusetts General Obligation & Bay Transportation	648	AA-
State of New Jersey General Obligation & Leases	637	AA-
Jefferson County, Alabama Sewer Enterprise	578	A
State of Washington General Obligation	562	AA
Commonwealth of Puerto Rico General Obligation & Leases	557	BBB-
State of New York General Obligation & Leases	556	AA
Metropolitan Transportation Authority (New York) - Transportation Revenue	541	A
Puerto Rico Highway & Transportation Authority	541	BBB
New York City Municipal Water Finance Authority	491	AA
Long Island Power Authority	437	A-
Denver International Airport System	428	A
Los Angeles Unified School District	426	AA
City of Houston Water & Sewer System	421	A+
Port Authority of New York & New Jersey	420	AA-
Energy Northwest	413	AA
Louisiana Citizens Property Insurance Corporation	392	A-
San Francisco Airport Commission	377	A
Puerto Rico Electric Power Authority	372	BBB+
District of Columbia General Obligation	350	A
New Jersey Turnpike Authority	350	A
Massachusetts School Building Authority	327	AA
State of Florida General Obligation & Leases	318	AA
Total top 25 U.S. public finance exposures	$12,730

(1) Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

(2) Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 2 of 4)

as of September 30, 2007

(dollars in millions)

25 Largest U.S. Structured Finance Exposures

	Net Par
	Outstanding(2)	Rating(1)
Revenue Source:
Private - Consumer ABS	$1,200	AAA
Deutsche Alt-A Securities Mortgage Loan 2007-2	1,153	AAA
Field Point III & IV, Limited	1,093	AA-
Countrywide Home Equity Loan Trust 2007-D	748	BBB
MortgageIT Securities Corp. Mortgage Loan 2007-2	734	AAA
Private - CDO	709	AAA
Sandelman Finance 2006-1 Limited	663	AA
Private - CDO	660	AAA
McDonnell Loan Opportunity Fund	646	AAA
Private - RMBS	609	AAA
Synthetic CDO - IG ABS	594	AAA
Field Point I & II, Limited	583	AA-
Private - Consumer ABS	550	AAA
Private - CDO	530	AAA
Impac CMB Trust Series 2007-A	529	A+
Private - Mortgage Backed Securities	500	A
Private - CDO	486	AAA
Private - CDO	468	AAA
Private - Consumer ABS	450	AAA
Synthetic CDO - IG Corporate	438	AAA
Synthetic CDO - IG Corporate	438	AAA
Synthetic CDO - IG Corporate	438	AAA
Ares Enhanced Credit Opportunities Fund	437	AAA
Private - Consumer ABS	420	AAA
Synthetic CDO - IG Corporate	410	AAA
Total top 25 U.S. structured finance exposures	$15,485

(1) Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

(2) Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 3 of 4)

as of September 30, 2007

(dollars in millions)

10 Largest Healthcare Exposures

	Net Par
	Outstanding(2)	Rating(1)	State
Revenue Source:
Catholic Healthcare West	$208	A	CA
Adventist / Sunbelt Health System	179	A+	FL
Covenant Health	177	A-	TN
Ascension Health Credit Group	144	AA	MO
Catholic Healthcare Partners	132	AA-	OH
W.A. Foote Memorial Hospital	125	A-	MI
Benefis Healthcare Foundation	125	A-	MT
Adventist Healthcare System West	119	A	CA
Sutter Health Obligated Group	115	AA-	CA
Medstar Health Inc.	109	BBB	MD
Total top 10 healthcare exposures	$1,434

10 Largest International Exposures

	Net Par
	Outstanding(2)	Rating(1)
Revenue Source:
Private - Mortgage Backed Securities	$1,512	AAA
Graphite Mortgages PLC Provide Graphite 2005-2	1,271	AAA
Essential Public Infrastructure Capital II	1,053	AAA
Paragon Mortgages (No.13) PLC	1,029	AAA
International Infrastructure Pool	869	AAA
International Infrastructure Pool	869	AAA
International Infrastructure Pool	809	AAA
Nemus Funding No.1 PLC	719	AAA
Taberna Europe CDO II PLC	716	AAA
Stichting Profile Securitisation I	694	AAA
Total top 10 international exposures	$9,542

(1) Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

(2) Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 4 of 4)

as of September 30, 2007

(dollars in millions)

10 Largest Mortgage Servicers (Prime and Subprime) Exposures

Net Par
Outstanding(1)
Revenue Source:
Countrywide Home Loans, Inc.	$3,624
Residential Funding Corporation	2,086
Wells Fargo Home Mortgage, Inc.	1,799
European Mortgage Servicer (Private Transaction)	1,512
Northern Rock Plc	1,487
Paragon Finance Plc	1,029
AMC Mortgage Services	776
East West Bancorp. Inc.	741
Impac Funding Corporation	585
Aurora Loan Services, Inc.	490
Total top 10 mortgage servicers exposures	$14,129

(1) Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.

Consolidated Capital and Claims Paying Resources

(dollars in millions)

	As of September 30, 2007			As of December 31, 2006
	Assured Guaranty Corp.	Assured Guaranty Re Ltd. (1)	Consolidated	Assured Guaranty Corp.	Assured Guaranty Re Ltd. (1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve (2)	$276	$473	$749	$239	$444	$683
Contingency reserve	700	—	700	631	—	631
Policyholders’ surplus	251	796	1,047	286	741	1,027
Loss & loss adjustment expense reserves (3)	16	21	37	15	18	33
Total policyholders’ surplus & reserves	$1,243	$1,290	$2,533	$1,171	$1,203	$2,374

Claims paying resources
Policyholders’ surplus	$251	$796	$1,047	$286	$741	$1,027
Contingency reserve	700	—	700	631	—	631
Qualified statutory capital	951	796	1,747	917	741	1,658
Unearned premium reserve (2)	276	473	749	239	444	683
Loss & loss adjustment expense reserves (3)	16	21	37	15	18	33
Total policyholders’ surplus & reserves	1,243	1,290	2,533	1,171	1,203	2,374
Present value of installment premium (d)	459	234	692	356	230	586
Standby line of credit/stop loss	280	200	480	455	—	455
Total claims paying resources	$1,982	$1,724	$3,705	$1,982	$1,433	$3,415

Net par insured outstanding	$82,873	$70,922	$153,695	$68,370	$63,927	$132,296
Net debt service outstanding	$116,007	$110,408	$226,258	$85,522	$94,652	$180,174

Ratios:
Net par insured to statutory capital	87:1	89:1	88:1	75:1	86:1	80:1
Capital ratio (4)	122:1	139:1	130:1	93:1	128:1	109:1
Financial resources ratio (5)	59:1	64:1	61:1	43:1	66:1	53:1

(1) Assured Guaranty Re Ltd. (AG Re) numbers are the Company’s estimate of U.S. statutory as the company files Bermuda statutory financial statements.

(2) Unearned premium reserve for AG Re is U.S. GAAP based and net of prepaid reinsurance premiums.

(3) Loss and loss adjustment reserves for AG Re are U.S. GAAP based and net of reinsurance recoverable and portfolio reserves.

(4) The capital ratio is calculated by dividing net par and interest insured by qualified statutory capital.

(5) The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, except per share amounts)

	Year Ended December 31,
	YTD 2007	2006	2005	2004
GAAP Summary Income Statement Data
Gross premiums written	$250.7	$325.7	$252.1	$190.9
Net earned premiums	164.3	206.7	198.7	187.9
Net investment income	94.2	111.5	96.8	94.8
Total expenses	104.5	132.1	64.9	114.6
(Loss) income before provision for income taxes	(95.5)	190.0	229.6	233.3
Net (loss) income	(43.2)	159.7	188.4	182.8
Operating income	141.0	157.2	190.0	141.1

Net (loss) income per diluted share	$(0.64)	$2.15	$2.53	$2.44
Operating income per diluted share	$2.04	$2.12	$2.55	$1.88

Financial Ratios:
Loss and LAE ratio	(6.2)%	(3.3)%	(35.0)%	(17.0)%
Expense ratio	57.8%	59.2%	58.9%	65.4%
Combined ratio	51.6%	55.9%	23.9%	48.4%
GAAP Summary Balance Sheet Data (End of Period)
Total investments and cash	$2,639.2	$2,469.9	$2,256.0	$2,157.9
Total assets	3,137.6	2,935.3	2,696.3	2,703.7
Unearned premium reserves	724.0	644.5	537.1	521.3
Loss and LAE reserves	113.9	120.6	128.4	236.2
Senior notes	197.4	197.4	197.3	197.4
Series A Enhanced Junior Subordinated Debentures	149.7	149.7	—	—
Shareholders’ equity	1,604.4	1,650.8	1,661.5	1,527.6
Book value per share	$23.69	$24.44	$22.22	$20.19
Other Financial Information:
Net debt service outstanding (end of period)	$226,258	$180,174	$145,694	$136,120
Gross debt service outstanding (end of period)	230,588	$181,503	$148,836	$139,129
Net par outstanding (end of period)	153,695	132,296	102,465	95,592
Gross par outstanding (end of period)	157,476	133,303	105,258	98,221

Consolidated qualified statutory capital	1,747	1,658	1,545	1,351
Consolidated policyholders’ surplus & reserves	2,533	2,374	2,182	1,990

Ratios:
Par insured to statutory capital	88:1	80:1	66:1	71:1
Capital ratio(1)	130:1	109:1	94:1	101:1
Financial resources ratio(2)	61:1	53:1	48:1	51:1

Gross debt service written:
U.S. public finance	$11,564	$13,261	$13,335	$11,943
U.S. structured finance	29,061	28,902	16,724	15,131
International	12,313	17,979	5,729	3,897
Total gross debt service written	$52,938	$60,142	$35,788	$30,970

Net debt service written	50,001	59,775	35,440	30,680
Net par written	36,279	50,541	26,020	23,125
Gross par written	38,992	50,892	26,320	23,375

(1) The capital ratio is calculated by dividing net par and interest insured by qualified statutory capital.

(2) The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

(a) Present value of gross written premiums or PVP, which is a non-GAAP financial measure, is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on contracts written in the current period, discounted at 6% per year. Management believes that  PVP is a useful measure for management, equity analysts and investors because it permits the evaluation of the value of new business production for Assured by taking into account the value of estimated future installment premiums on new contracts underwritten in a reporting period, which GAAP gross premiums written does not adequately measure. Actual future net earned or written premiums may differ from PVP due to factors such as prepayments, amortizations, refundings, contract terminations or defaults that may or may not be influenced by market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors that management cannot control or predict. This measure should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income (loss) excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments. Operating return on equity (ROE) represents operating income as a percentage of average shareholders’ equity, excluding accumulated other comprehensive income and the after-tax unrealized gains (losses) on derivative financial instruments. Management believes that operating income and operating ROE are useful measures for management, equity analysts and investors because the presentation of operating income and operating ROE enhance the understanding of Assured’s results of operations by highlighting the underlying profitability of Assured’s insurance business. Net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments are excluded because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, market interest rates, credit spreads, and other factors that management cannot control or predict. These measures should not be viewed as substitutes for net income (loss) or ROE determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is defined as shareholders’ equity (book value) plus the after-tax value of the unearned premium reserve net of prepaid reinsurance premiums, plus the net present value of estimated future installment premiums in force, less future ceding commissions, after tax discounted at 6%, less deferred acquisition costs, after tax. Management believes that adjusted book value is a useful measure for management, equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company’s in-force premiums and capital base. The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, and other factors that management cannot control or predict. This measure should not be viewed as a substitute for book value determined in accordance with GAAP.

(d) Net present value of estimated future installment premiums in force, which is a non-GAAP financial measure, is defined as the present value of estimated future installment premiums from our in-force book of business, net of reinsurance and discounted at 6%. Management believes that net present value of estimated future installment premiums in force is a useful measure for management, equity analysts and investors because it permits an evaluation of the value of future estimated installment premiums. Estimated future premiums may change from period to period due to changes in par outstanding, maturity, or other factors that management cannot control or predict that result from market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors. There is no comparable GAAP financial measure.

For adjusted book value, net present value of estimated future installment premiums in force, and PVP, Assured uses 6% as the present value discount rate because it is the approximate taxable equivalent yield on Assured’s investment portfolio for the periods presented.

Contacts:

Equity Investors and Media
Sabra Purtill
Managing Director, Investor Relations
and Strategic Planning
(212) 408-6044
spurtill@assuredguaranty.com

Chris McNamee
Vice President, Investor Relations
(212) 261-5509
cmcnamee@assuredguaranty.com

Assured Guaranty Ltd.	Fixed Income Investors
30 Woodbourne Avenue	Michael Walker
Hamilton HM 08	Director, Fixed Income Investor Relations
Bermuda	(212) 261-5575
www.assuredguaranty.com	mwalker@assuredguaranty.com